Subsequent Events	12 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

NOTE 17 – SUBSEQUENT EVENTS

Bank loans

In July 2020, the Company repaid RMB 18 million ($2.5 million) loans to Bank of Communications and RMB 12 million ($1.7 million) loans to ICBC upon maturity (see Note 9).

On July 17, 2020, the Company entered into multiple loan agreements with Dongguan Rural Commercial Bank to borrow an aggregate of RMB 50 million ($7.1 million) loans to support the construction of the Company’s current CIP projects. The loans have terms of eight years with a maturity date on July 16, 2028. The loans bear a variable interest rate based on the prime interest rate set by the People’s Bank of China at the time of borrowing, plus 1.405 basis points. The Company pledged the land use right of approximately $1.3 million and buildings of approximately $4.0 million from Meijia as collaterals to secure total loans of RMB 30 million ($4.3 million). Mr. Silong Chen, the CEO of the Company, pledged personal property as collateral to secure the remaining loans of RMB 20 million ($2.8 million). Dongguan Dogness, Meijia and Mr. Silong Chen also provided guarantee for the loans. As of the report date, the Company had received the total amount of RMB 50 million ($7.1 million) from the above loans.

Lease arrangements with related parties and a subsidiary

On August 1, 2020, Dongguan Jiasheng signed a lease agreement with Dogness Network to lease approximately 520 square meters of Dongguan Jiasheng’s office space to Dogness Network for ten years. The lease has an annual rent of approximately $34,000 and is subject to a 15% increase every three years.

On August 01, 2020, Dogness Jiasheng signed a lease agreement with Guangdong Dogness Technology Co. Ltd. to lease 50 square meters of Dongguan Jiasheng’s office space for ten years. The lease has an annual rent of approximately $8,400.

On August 01, 2020, Dogness Jiasheng signed a lease agreement with Dogness Culture to lease Dongguan Jiasheng’s conference room and warehouse from August 1, 2020 to April 3, 2027. The lease rent has an annual rent of $34,000 and is subject to a 15% increase every three years.

Impact of COVID-19

The Company’s business operations are affected by the recent and ongoing outbreak of the coronavirus disease 2019 (COVID-19). The COVID-19 outbreak is causing lockdowns, travel restrictions, and closures of businesses. The Company’s business has been negatively impacted by the COVID-19 coronavirus outbreak to certain extent. In late January, 2020 to the middle of February 2020, the company had to temporarily suspend manufacturing activities due to government restrictions. During the temporary business closure period, the company’s employees had very limited access to manufacturing facilities, and as a result, the company experienced difficulty delivering products to customers on a timely basis. In addition, due to the COVID-19 outbreak, some of the Company’s customers or suppliers may experience financial distress, delay or default on payments, reduce the scale of business, or suffer disruptions in business due to the outbreak. Any increased difficulty in collecting accounts receivable, delayed raw materials supply, bankruptcy of small and medium businesses, or early termination of agreements due to deterioration in economic conditions could negatively impact the results of the Company’s operations. Although the Company resumed its normal business operations in late March 2020, its export sales to international markets were reduced. Based on assessment of current economic environment, customer demand and sales trend, and the negative impact from the prolonged COVID-19 outbreak and spread, there is an uncertainty that the Company’s revenue and operating cash flows may be significantly lower than expected for fiscal year 2021.